UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 5, 2019

DELMAR PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-37823	99-0360497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12707 High Bluff Dr., Suite 200

San Diego, CA 92130

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (604) 629-5989

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DMPI	The Nasdaq Capital Market

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Increase in Shares Authorized under Incentive Plan

On September 5, 2019, the Board of Directors (the “Board”) of DelMar Pharmaceuticals, Inc. (the “Company”) approved an amendment (the “Amendment”) to the Company’s 2017 Omnibus Equity Incentive Plan (the “Incentive Plan”). The amendment increases the maximum total number of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), authorized for issuance thereunder from 780,000 to 2,280,000. The Board believes that the increase is vital to enable the Company to continue to attract, retain and incentivize qualified individuals who can assist the Company in executing its corporate strategy. The amendment is conditioned on stockholder approval at the next annual meeting of stockholders. A copy of the amendment is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Stock Option Grants

On September 5, 2019, the Board approved grants of stock options to purchase Common Stock to its executive officers and directors under the Incentive Plan, all with an exercise price of $0.61 per share. Specifically, the Board approved a grant of 457,650 stock options to Saiid Zarrabian, the Company’s President and Chief Executive Officer, of which 241,438 stock options were granted subject to stockholder approval of the Amendment. 1/6th of the stock options vest on March 5, 2020 with the remaining stock options vesting in equal monthly installments over a period of 30 months commencing on April 5, 2020. The Board also approved grants of 108,366 stock options and 100,000 stock options to Scott Praill, the Company’s Chief Financial Officer, and Dennis Brown, the Company’s Chief Scientific Officer, respectively, of which 57,170 stock options and 52,756 stock options, respectively, were granted subject to stockholder approval of the Amendment. Such stock options have the same vesting schedule as the stock options granted to Mr. Zarrabian. In addition, the Board approved a grant of 75,000 stock options to each of the Company’s five non-employee directors, of which 39,567 stock options were granted subject to stockholder approval of the Amendment. The stock options granted to the directors vest in 12 equal monthly installments beginning on October 5, 2019.

All of the stock options approved by the Board have a 10 year term and are subject to cancellation upon the grantees’ termination of service for the Company, with certain exceptions.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibit is furnished with this report:

Exhibit No.	Description

10.1	Amendment to the 2017 Omnibus Equity Incentive Plan of DelMar Pharmaceuticals, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELMAR PHARMACEUTICALS, INC.

Date: September 9, 2019	By:	/s/ Scott Praill
Scott Praill
Chief Financial Officer

2